UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: August 26, 2009

(Date of earliest event reported)

Lithia Motors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Oregon	001-14733	93 - 0572810
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

360 E. Jackson Street

Medford, Oregon 97501

(Address of Principal Executive Offices) (Zip Code)

541-776-6868

Registrant’s Telephone Number, Including Area Code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

During the first six months of 2009, we disposed of four stores. With the completion of the sales, we met the criteria under SFAS No. 144 to reclassify the results of their operations as discontinued operations. During the second quarter of 2009, as a result of the Chrysler and GM bankruptcy filings, four additional stores met the criteria under SFAS No. 144 for reporting as discontinued operations. Two of these locations were Chrysler franchises that ceased operations in July 2009. The other two locations are GM stores that received notification of their closure and repurchase by GM through a modification of the franchise agreement.

This Current Report on Form 8-K updates Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”) to report these eight locations as discontinued operations, pursuant to the requirement of SFAS No. 144, for the three years ended December 31, 2008, 2007 and 2006. This presentation has no effect on our previously reported net earnings (see Exhibit 99.1).

In accordance with SFAS No. 144, we have previously reported revenues, expenses and gains (losses) on the disposition of one location as income (loss) from discontinued operations in the quarter ended March 31, 2009 (and the comparable period of the prior year) and eight locations as income (loss) from discontinued operations in the quarter and six months ended June 30, 2009 (and the comparable periods of the prior year) in our Quarterly Reports on Form 10-Q.

In addition to reporting discontinued operations in the Consolidated Statements of Operations and Cash Flows, the assets and liabilities of one location have been reported as assets held for sale and liabilities related to assets held for sale in accordance with SFAS No. 144 in our balance sheet as of March 31, 2009. Eight locations have been reported as assets held for sale and liabilities related to assets held for sale in accordance with SFAS No. 144 in our balance sheet as of June 30, 2009.

In accordance with SFAS No. 144, the reclassification of assets and liabilities associated with the stores reclassified as discontinued operations to assets held for sale and liabilities related to assets held for sale is not permitted. Accordingly, no reclassifications have been made to the accompanying consolidated balance sheets as of December 31, 2008 and 2007 as originally reported in the Form 10-K and also presented herein.

All other items of the Form 10-K not presented herein remain unchanged. We have not updated matters in the Form 10-K except to the extent expressly provided above.

Set forth in Exhibit 99.1 attached hereto are updated consolidated financial statements and related footnotes with respect to the operations of the Company for the years presented in the Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

23.1    Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1    Updated Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC

By:	/s/ Sidney B. DeBoer
Sidney B. DeBoer
Chairman and Chief Executive Officer (Principal Executive Officer)

By:	/s/ Jeffrey B. DeBoer
Jeffrey B. DeBoer
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: August 26, 2009